UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: January 25, 2010

Date of Earliest Event Reported: January 22, 2010

BOISE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33541	20-8356960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 200

Boise, ID 83702-5388

(Address of principal executive offices) (Zip Code)

(208) 384-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Director Resignation.

Effective January 22, 2010, Matthew W. Norton resigned from Boise Inc.’s board of directors. Mr. Norton served on our board as a designee of Boise Cascade Holdings, L.L.C. (“Boise Cascade”) pursuant to the Investor Rights Agreement dated February 22, 2008 (the “Agreement”), among Boise Inc., Boise Cascade (as successor by assignment to Boise Cascade, L.L.C.), and certain individuals referred to in the Agreement as the “Aldabra Shareholders.” Mr. Norton served as a member of our Audit and Nominating Committees. Mr. Norton did not indicate to us that his resignation was due to a disagreement with us on any matter relating to our operations, policies, or practices.

(d) Director Designation.

Also effective January 22, 2010, Boise Cascade designated Stanley R. Bell to our board as a Boise Board Representative (as that term is defined in the Agreement), replacing Mr. Norton, who resigned the same day.

Mr. Bell has served as president of Boise Cascade, Building Materials Distribution, since February 2008. From October 2004 to January 2008, he served as senior vice president of Boise Cascade, Building Materials Distribution. From 2000 to October 2004, Mr. Bell served as senior vice president and general manager, Boise Building Solutions Distribution, of Boise Cascade Corporation (OfficeMax). Mr. Bell received a B.A. in economics and an M.B.A. from the University of Utah. Mr. Bell does not hold any other public company directorships.

Given Mr. Bell’s current position with Boise Cascade, with whom we do significant business, he does not meet our director independence standards. Accordingly, Mr. Bell is not eligible to serve on any of our board committees requiring independence.

There are no related party transactions existing between us and Mr. Bell; however, there are a number of related party transactions between us and Boise Cascade, for whom Mr. Bell serves as an executive officer. For further information concerning these relationships, please refer to our proxy statement filed with the Securities and Exchange Commission on March 17, 2009.

As a non-employee director, Mr. Bell will receive compensation for his service on our board and is eligible to participate in our Directors Deferred Compensation Plan.

Following Mr. Bell’s designation to our board, the Boise Board Representatives (as that term is defined in the Agreement) as designated by Boise Cascade are Stanley R. Bell, Thomas S. Souleles, and W. Thomas Stephens.

Effective January 22, 2010, and commensurate with Mr. Norton’s resignation from and Mr. Bell’s designation to our board, the composition of our board committees is as follows:

Executive

Carl A. Albert – Chair
Jonathan W. Berger
Jack Goldman
Thomas S. Souleles
Alexander Toeldte

Audit

Jonathan W. Berger – Chair
Carl A. Albert
Jack Goldman

Compensation

Thomas S. Souleles – Chair
Carl A. Albert
Jack Goldman
W. Thomas Stephens

Governance

Jack Goldman – Chair
Carl A. Albert
Jonathan W. Berger

Nominating

Carl A. Albert – Chair
Jonathan W. Berger
Nathan D. Leight

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE INC.

By	/s/ KAREN E. GOWLAND
Karen E. Gowland
Vice President, General Counsel and Corporate Secretary

Date: January 25, 2010